                                                                     EXHIBIT 4.2



--------------------------------------------------------------------------------


                   AMENDED AND RESTATED DECLARATION OF TRUST


                                      of

                        Imperial Credit Capital Trust I

                           Dated as of June 9, 1997



--------------------------------------------------------------------------------

                            CROSS REFERENCE TABLE*

Section of Trust
Indenture Act of                                           Section of
1939, as amended                                           Agreement
----------------                                           ----------
310(a).................................................................6.3
310(b).........................................................6.3(c); 6.3(d)
310(c)...........................................................Inapplicable
311(a).................................................................2.2(b)
311(b).................................................................2.2(b)
311(c)...........................................................Inapplicable
312(a).................................................................2.2(a)
312(b).................................................................2.2(b)
312(c)...........................................................Inapplicable
313(a).................................................................2.3
313(b).................................................................2.3
313(c).................................................................2.3
313(d).................................................................2.3
314(a).................................................................2.4
314(b)...........................................................Inapplicable
314(c).................................................................2.5
314(d)...........................................................Inapplicable
314(e).................................................................2.5
314(f)...........................................................Inapplicable
315(a).........................................................3.9(b); 3.10(a)
315(b)..................................................................2.7(a)
315(c)..................................................................3.9(a)
315(d)..................................................................3.9(b)
316(a).....................................................2.6; 7.6(b); 7.7(c)
316(b)...........................................................Inapplicable
316(c)...........................................................Inapplicable
317(a)...................................................................3.16
317(b)...........................................................Inapplicable
318(a)................................................................2.1(c)

---------------------
* This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
                                   ARTICLE 1

                        INTERPRETATION AND DEFINITIONS................ 1
     SECTION 1.1  Interpretation and Definitions...................... 1
     Additional Interest.............................................. 2
     Affiliate........................................................ 2
     Applicable Distribution Rate..................................... 2
     Authorized Officer............................................... 2
     Beneficial Owners................................................ 2
     Business Day..................................................... 2
     Business Trust Act............................................... 2
     Cedel............................................................ 3
     Certificate...................................................... 3
     Certificate of Trust............................................. 3
     Change of Control................................................ 3
     Closing Date..................................................... 3
     Code............................................................. 3
     Commission....................................................... 3
     Common Securities Holder......................................... 3
     Common Security.................................................. 4
     Common Security Certificate...................................... 4
     Corporate Trust Office........................................... 4
     Covered Person................................................... 4
     Debenture Issuer................................................. 4
     Debenture Issuer Indemnified Person.............................. 4
     Debenture Trustee................................................ 4
     Debentures....................................................... 4
     Delaware Trustee................................................. 4
     Depositary....................................................... 4
     Depositary Participant........................................... 4
     Direct Action.................................................... 4
     Distribution..................................................... 4
     Distribution Date................................................ 4
     DWAC............................................................. 5
     Election Date.................................................... 5
     Euroclear........................................................ 5
     Excess Proceeds.................................................. 5
     Fiduciary Indemnified Person..................................... 5
     Fiscal Year...................................................... 5
     Global Security.................................................. 5
     Guarantee........................................................ 5
     Holder........................................................... 5
     Indemnified Person............................................... 5
     Indenture........................................................ 5
     Initial Distribution Rate........................................ 5
     Initial Purchaser................................................ 5
     Investment Company............................................... 6

                                       i

                                                                     Page
                                                                     ----
     Investment Company Act........................................... 6
     Investment Company Event......................................... 6
     Legal Action..................................................... 6
     List of Holders.................................................. 6
     Majority in Liquidation Amount................................... 6
     Maximum Adjusted Distribution Rate............................... 6
     Moody's.......................................................... 6
     New Preferred Securities......................................... 6
     New Preferred Security Certificate............................... 6
     New York Stock Exchange.......................................... 6
     Notice of Election............................................... 6
     Officers' Certificate............................................ 6
     Paying Agent..................................................... 7
     Person........................................................... 7
     Preferred Security............................................... 7
     Preferred Security Certificate................................... 7
     Private Placement Legend......................................... 7
     Property Account................................................. 7
     Property Trustee................................................. 7
     Pro Rata......................................................... 7
     Qualified Institutional Buyer.................................... 8
     Quorum........................................................... 8
     Redemption/Distribution Notice................................... 8
     Redemption Price................................................. 8
     Registration Rights Agreement.................................... 8
     Regular Trustee.................................................. 8
     Regulation S..................................................... 8
     Regulation S Global Security..................................... 8
     Related Party.................................................... 8
     Remarketing...................................................... 8
     Remarketing Agent................................................ 8
     Remarketing Agreement............................................ 8
     Remarketing Settlement Date...................................... 9
     Responsible Officer.............................................. 9
     Restricted Global Security....................................... 9
     Restricted Period................................................ 9
     Restricted Security.............................................. 9
     Restricted Subsidiary............................................ 9
     Rule 144A........................................................ 9
     Rule 3a-5........................................................ 9
     Scheduled Remarketing Date....................................... 9
     Scheduled Remarketing Settlement Date............................ 9
     Senior Notes Guarantee........................................... 10
     Securities....................................................... 10
     Securities Act................................................... 10
     Special Event.................................................... 10
     Special Mandatory Redemption..................................... 10
     Sponsor.......................................................... 10
     Subsidiary Guarantee............................................. 10
     Successor Delaware Trustee....................................... 10

                                                                    Page
                                                                    ----
     Successor Entity................................................. 10
     Successor Property Trustee....................................... 10
     Successor Security............................................... 10
     Super Majority................................................... 10
     Tax Event........................................................ 10
     Tax Opinion...................................................... 11
     Tax Opinion Redemption........................................... 11
     10% in Liquidation Amount........................................ 11
     30-year Treasury Rate............................................ 11
     Transfer Restricted Securities................................... 11
     Transfer Restricted Securities Certificate....................... 11
     Transfer Restricted Security Redemption.......................... 11
     Trust............................................................ 12
     Trust Enforcement Event.......................................... 12
     Trust Indenture Act.............................................. 12
     Trustee" or "Trustees............................................ 12
     Wholly-Owned Restricted Subsidiary............................... 12



                                   ARTICLE 2

                             TRUST INDENTURE ACT...................... 12
     SECTION 2.1  Trust Indenture Act; Application.................... 12
     SECTION 2.2  Lists of Holders of Securities...................... 13
     SECTION 2.3  Reports by the Property Trustee..................... 13
     SECTION 2.4  Periodic Reports to the Property Trustee............ 13
     SECTION 2.5  Evidence of Compliance with Conditions Precedent.... 13
     SECTION 2.6  Trust Enforcement Events; Waiver.................... 14
     SECTION 2.7  Trust Enforcement Event; Notice..................... 15


                                   ARTICLE 3


                                ORGANIZATION.......................... 16
     SECTION 3.1  Name and Organization............................... 16
     SECTION 3.2  Office.............................................. 16
     SECTION 3.3  Purpose............................................. 16
     SECTION 3.4  Authority........................................... 17
     SECTION 3.5  Title to Property of the Trust...................... 17
     SECTION 3.6  Powers and Duties of the Regular Trustees........... 17
     SECTION 3.7  Prohibition of Actions by the Trust and the Trustees 20
     SECTION 3.8  Powers and Duties of the Property Trustee........... 21
     SECTION 3.9  Certain Duties and Responsibilities of the Property
                  Trustee............................................. 23
     SECTION 3.10 Certain Rights of Property Trustee.................. 25
     SECTION 3.11 Delaware Trustee.................................... 28
     SECTION 3.12 Execution of Documents.............................. 28
     SECTION 3.13 Not Responsible for Recitals or Issuance of
                  Securities.......................................... 28
     SECTION 3.14 Duration of Trust................................... 28
     SECTION 3.15 Mergers............................................. 28
     SECTION 3.16 Property Trustee May File Proofs of Claim........... 30

                                                                     Page
                                                                     ----
                                   ARTICLE 4
                         SPONSOR...................................... 31
     SECTION 4.1  Responsibilities of the Sponsor..................... 31
     SECTION 4.2  Indemnification and Expenses of the Trustees........ 32

                                   ARTICLE 5

                       TRUST COMMON SECURITIES HOLDER................. 32
     SECTION 5.1  Debenture Issuer's Purchase of Common Securities.... 32
     SECTION 5.2  Covenants of the Common Securities Holder........... 32

                                   ARTICLE 6

                                  TRUSTEES............................ 33
     SECTION 6.1  Number of Trustees.................................. 33
     SECTION 6.2  Delaware Trustee; Eligibility....................... 33
     SECTION 6.3  Property Trustee; Eligibility....................... 33
     SECTION 6.4  Qualifications of Regular Trustees and Delaware
                  Trustee Generally................................... 34
     SECTION 6.5  Initial Regular Trustees............................ 34
     SECTION 6.6  Appointment, Removal and Resignation of
                  Trustees............................................ 35
     SECTION 6.7  Vacancies among Trustees............................ 36
     SECTION 6.8  Effect of Vacancies................................. 36
     SECTION 6.9  Meetings............................................ 36
     SECTION 6.10 Merger, Conversion, Consolidation or
                  Succession to Business.............................. 37


                                   ARTICLE 7

                               THE SECURITIES......................... 37
     SECTION 7.1  General Provisions Regarding Securities............. 37
     SECTION 7.2  Distributions....................................... 39
     SECTION 7.3  Redemption of Securities............................ 41
     SECTION 7.4  Redemption Procedures............................... 42
     SECTION 7.5  Remarketing......................................... 43
     SECTION 7.6  Voting Rights of Preferred Securities............... 46
     SECTION 7.7  Voting Rights of Common Securities.................. 48
     SECTION 7.8  Paying Agent........................................ 49
     SECTION 7.9  Transfer of Securities.............................. 49
     SECTION 7.10 Mutilated, Destroyed, Lost or Stolen Certificates... 50
     SECTION 7.11 Deemed Security Holders............................. 51
     SECTION 7.12 Global Securities................................... 51
     SECTION 7.13 Restrictive Legend.................................. 54
     SECTION 7.14 Special Transfer Provisions......................... 56
     SECTION 7.15 Change of Control................................... 59
     SECTION 7.16 Asset Sales......................................... 60

                                   ARTICLE 8


                    DISSOLUTION AND TERMINATION OF TRUST.............. 61
     SECTION 8.1  issolution and Termination of Trust................. 61
     SECTION 8.2  Liquidation Distribution Upon Dissolution of the
                  Trust............................................... 62

                                                                     Page
                                                                     ----
                                   ARTICLE 9
                           LIMITATION OF LIABILITY OF
             HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS....... 62
     SECTION 9.1  Liability........................................... 62
     SECTION 9.2  Exculpation......................................... 63
     SECTION 9.3  Fiduciary Duty...................................... 63
     SECTION 9.4  Indemnification..................................... 64
     SECTION 9.5  Outside Businesses.................................. 67

                                   ARTICLE 10

                                 ACCOUNTING........................... 67
     SECTION 10.1  Fiscal Year........................................ 67
     SECTION 10.2  Certain Accounting Matters......................... 67
     SECTION 10.3  Banking............................................ 68
     SECTION 10.4  Withholding........................................ 68

                                   ARTICLE 11

                           AMENDMENTS AND MEETINGS.................... 69
     SECTION 11.1  Amendments......................................... 69
     SECTION 11.2  Meetings of the Holders of Securities; Action
                   by Written Consent................................. 71

                                   ARTICLE 12

                  REPRESENTATIONS OF PROPERTY DELAWARE TRUSTEE
                            AND DELAWARE TRUSTEE...................... 72
     SECTION 12.1  Representations and Warranties of the Property
                   Trustee............................................ 72
     SECTION 12.2  Representations and Warranties of the Delaware
                   Trustee............................................ 73

                                   ARTICLE 13

                                MISCELLANEOUS.......................... 74
     SECTION 13.1  Notices............................................. 74
     SECTION 13.2  Governing Law....................................... 74
     SECTION 13.3  Intention of the Parties............................ 74
     SECTION 13.4  Headings............................................ 75
     SECTION 13.5  Successors and Assigns.............................. 75
     SECTION 13.6  Partial Enforceability.............................. 75
     SECTION 13.7  Counterparts........................................ 75

                                    EXHIBITS

Exhibit A   Form of Remarketed Par Security Certificate, Series A
Exhibit B   Form of Preferred Security Certificate, Series B
Exhibit C   Form of Common Security Certificate
Exhibit D   Notice of Remarketing
Exhibit E   Notice of Election

                   AMENDED AND RESTATED DECLARATION OF TRUST

          THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated as of June 9, 1997, by and among Imperial Credit Industries, Inc., a California corporation, as Sponsor, and Irwin L. Gubman, Kevin E. Villani and Paul B. Lasiter, as the initial Regular Trustees, Chase Trust Company of California, a state banking corporation, as the initial Property Trustee and Chase Manhattan Bank Delaware, a Delaware banking corporation, as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration.

          WHEREAS, the Trustees and the Sponsor established Imperial Credit Capital Trust I (the "Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust, dated as of May 28, 1997, (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on May 28, 1997; and

          WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures (as defined herein) issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE 1

                        INTERPRETATION AND DEFINITIONS

          SECTION 1.1  Interpretation and Definitions.
                       ------------------------------

          Unless the context otherwise requires:

          (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles, Sections, Recitals and Exhibits are to Articles and Sections of, or Recitals and Exhibits to, this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

          (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable; and

          (g)  the following terms have the following meanings:

          "Additional Interest" has the meaning specified in the Indenture.

          "Adjusted Distribution Rate" has the meaning specified in Section 7.2(a)(ii).

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Applicable Distribution Rate" has the meaning specified in Section
7.2.

          "Authorized Officer" of a Person means any Person that is expressly authorized to bind such Person.

          "Beneficial Owners" means, for Preferred Securities represented by a Global Security, the person who acquires an interest in the Preferred Securities which is reflected on the records of the Depositary through the Depositary Participants.

          "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Debenture Trustee, or the principal corporate trust office of the Property Trustee, is closed for business.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Cedel" means Cedel, S.A.

          "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

          "Certificate of Trust" has the meaning specified in the Recitals hereto.

          "Change of Control" means the occurrence of one or more of the following events: (i) a person or entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) of persons or entities shall have become the beneficial owner of majority of the securities of the Debenture Issuer ordinarily having the right to vote in the election of directors; (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Debenture Issuer (together with any directors who are members of such Board of Directors of the Debenture Issuer on the date hereof and any new directors whose election by such Board of Directors of the Debenture Issuer or whose nomination for election by the shareholders of the Debenture Issuer was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Debenture Issuer then in office; (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Debenture Issuer and its Restricted Subsidiaries, taken as a whole, to any person or entity or group (as so defined) of persons, or entities (other than to any Wholly Owned Restricted Subsidiary of the Debenture Issuer);
(iv) the merger or consolidation of the Debenture Issuer with or into another corporation or the merger of another corporation into the Debenture Issuer with the effect that immediately after such transaction any person or entity or group (as so defined) of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the combined voting power of the outstanding securities of the surviving corporation ordinarily having the right to vote in the election of directors; or (v) the adoption of a plan relating to the liquidation or dissolution of the Debenture Issuer.

          "Closing Date" means the date on which the Preferred Securities are issued and sold.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission.

          "Common Securities Holder" means Imperial Credit Industries, Inc. in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

          "Common Security" has the meaning specified in Section 7.1

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit C hereto.

          "Corporate Trust Office" means the office of the Debenture Trustee at which the corporate trust business of the Debenture Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 California Street, Suite 2125, San Francisco, California 94111.

          "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means Imperial Credit Industries, Inc. in its capacity as issuer of the Debentures under the Indenture.

          "Debenture Issuer Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Debenture Trustee" means Chase Trust Company of California, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the Resettable Rate Debentures, Series A, to be issued by the Debenture Issuer and to be held by the Property Trustee, or the Resettable Rate Debentures, Series B, issued in exchange therefor.

          "Delaware Trustee" has the meaning set forth in Section 6.2.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

          "Depositary Participant" means a member of, or participant in, the Depositary.

          "Direct Action" has the meaning specified in Section 3.8(e).

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

          "Distribution Date" means each date on which Distributions are payable in accordance with Sections 7.2(b) and (c).

          "DWAC" means Deposit and Withdrawal At Custodian Service.

          "Election Date", with respect to any Scheduled Remarketing Date, means the second Business Day prior thereto.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

          "Excess Proceeds" has the meaning specified in the Indenture.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "Fiduciary Indemnified Person" has the meaning specified in Section 9.4(b).

          "Fiscal Year" has the meaning specified in Section 11.1.

          "Global Security" means a fully registered, global Preferred Security Certificate.

          "Guarantee" means the guarantee agreement of the Sponsor in respect of the Preferred Securities and the Common Securities.

          "Guarantors" has the meaning specified in the Indenture.

          "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Trust assigning voting rights to Depositary Participants to whose accounts the Preferred Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of Beneficial Owners.

          "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

          "Indenture" means the Indenture dated as of June 9, 1997, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Initial Distribution Rate" has the meaning specified in Section 7.2.

          "Initial Purchaser" means Lehman Brothers Inc.

          "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Investment Company Event" means the receipt by the Trust of an opinion of counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

          "Legal Action" has the meaning specified in Section 3.6(g).

          "List of Holders" has the meaning specified in Section 2.2(a).

          "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Maximum Adjusted Distribution Rate" means the rate per annum, determined on the Scheduled Remarketing Date by the Remarketing Agent in its discretion, equal to the greater of (a) the 30-year Treasury Rate plus 600 basis points and (b) a nationally-recognized high-yield index rate for similarly-rated issues, plus 100 basis points.

          "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

          "New Preferred Securities" has the meaning specified in Section 7.1.

          "New Preferred Security Certificate" has the meaning specified in
Section 7.1.

          "New York Stock Exchange" means the New York Stock Exchange, Inc. or any successor thereto.

          "Notice of Election" has the meaning specified in Section 7.5.

          "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person on behalf of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons, shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

          "Paying Agent" has the meaning specified in Section 3.8(h).

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Preferred Security" has the meaning specified in Section 7.1.

          "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security, substantially in the form of Exhibit A, in the case of Transfer Restricted Securities or Exhibit B, in the case of New Preferred Securities.

          "Private Placement Legend" has the meaning specified in Section 314 of the Indenture.

          "Property Account" has the meaning specified in Section 3.8(c).

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

          "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

          "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "Redemption/Distribution Notice" has the meaning set forth in Section 7.4(a).

          "Redemption Price" means the amount for which the Securities will be redeemed, which amount will equal (i) the redemption price paid by the Debenture Issuer to repay or redeem, in whole or in part, the Debentures held by the Trust plus an amount equal to accumulated and unpaid Distributions on such Securities through the date of their redemption or (ii) such lesser amount as will be received by the Trust in respect of the Debentures so repaid or redeemed.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Debenture Issuer, the Trust, the Guarantors and the Remarketing Agent for the benefit of themselves and the Holders, as the same may be amended from time to time in accordance with the terms thereof.

          "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

          "Regulation S Global Security" means any Global Security or Securities evidencing Preferred Securities that are to be traded pursuant to Regulation S.

          "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Remarketing" means the operation of the procedures for remarketing specified in Section 7.5.

          "Remarketing Agent" means such agent or agents as the Debenture Issuer may appoint from time to time for the purpose of remarketing the Preferred Securities, as set forth in the Remarketing Agreement.

          "Remarketing Agreement" means the Remarketing Agreement, dated June 9, 1997, among the Trust, the Debenture Issuer and Lehman Brothers Inc., as the same may be amended, supplemented or modified from time to time.

          "Remarketing Settlement Date" means the Scheduled Remarketing Settlement Date on which purchases and sales of Preferred Securities pursuant to a Remarketing are consummated.

          "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Restricted Global Security" means any Global Security or Securities evidencing Preferred Securities that are to be traded pursuant to Rule 144A.

          "Restricted Period" has the meaning specified in Section 7.15.

          "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3), as amended from time to time or any successor rule, under the Securities Act.

          "Restricted Subsidiary" has the meaning specified in the Declaration.

          "Rule 144A" means Rule 144A, as amended from time to time or any successor rule, under the Securities Act.

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

          "Scheduled Remarketing Date" means the third Business Day prior to any Scheduled Remarketing Settlement Date.

          "Scheduled Remarketing Settlement Date" means June 14, 2002, or such other date determined pursuant to this definition, unless a Trust Enforcement Event has occurred and is continuing on the 25th Business Day prior to such Scheduled Remarketing Settlement Date, in which case the Scheduled Remarketing Settlement Date shall be the 30th Business Day after the date of cure or waiver of such Trust Enforcement Event; provided, that if (x) purchases and sales of Preferred Securities pursuant to a Remarketing are not consummated on any Scheduled Remarketing Settlement Date for any reason (including the Debenture Issuer's failure to make the deposit required pursuant to Section 3.05 of the Indenture in the event of a Special Mandatory Redemption) other than the occurrence and continuance of any other Trust Enforcement Event or if (y) the Debenture Issuer fails to redeem Debentures in connection with a Tax Opinion Redemption after cancelling the Remarketing, the next Scheduled Remarketing Settlement Date shall be the 30th Business Day after such Scheduled Remarketing Settlement Date.

          "Senior Notes Guarantee" means the Trust's guarantee of the $200 million aggregate principle amount of the Debenture Issuer's 9 7/8% Senior Notes due 2007.

          "Securities" means the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          "Special Event" means a Tax Event or an Investment Company Event.

          "Special Mandatory Redemption" has the meaning specified in Section
7.3.

          "Sponsor" means Imperial Credit Industries, Inc., a California corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Subsidiary Guarantee" means the guarantee, by the Trust, of the Debenture Issuer's obligations to pay principal, premium, if any, and interest on the Debentures.

          "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).

          "Successor Entity" has the meaning specified in Section 3.15(b)(i).

          "Successor Property Trustee" has the meaning specified in Section 6.6(b).

          "Successor Security" has the meaning specified in Section 3.15(b)(i)b.

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

          "Tax Event" means the receipt by the Debenture Issuer of an opinion of independent tax counsel to the Debenture Issuer, experienced in such matters, to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is adopted or which proposed change, pronouncement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on such Debentures is not, or within 90 days of the date of such opinion, will not be deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimus amount of other taxes, duties or other governmental charges.

          "Tax Opinion" means an opinion of an independent tax counsel to the Debenture Issuer experienced in such matters to the effect that, as a result of
(a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such proposed change, pronouncement or decision is announced on or after the date of original issuance of the Securities, that it is more likely than not that (i) the Trust will be, following the Remarketing Settlement Date, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust will be, following the Remarketing Settlement Date, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures, following the Remarketing Settlement Date, will not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          "Tax Opinion Redemption" means a redemption of Debentures, on a Scheduled Remarketing Settlement Date, following receipt of a Tax Opinion, as specified in Section 3.10 of the Indenture.

          "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "30-year Treasury Rate" means the rate per annum equal to the semi-annual equivalent yield to maturity of the U.S. Treasury security used, in accordance with customary financial practice, as the benchmark pricing bond in pricing new issues of corporate debt securities of 30-year maturities on the Scheduled Remarketing Date.

          "Transfer Restricted Securities" has the meaning specified in Section 7.1.

          "Transfer Restricted Securities Certificate" has the meaning specified in Section 7.1.

          "Transfer Restricted Security Redemption" means a redemption, on the Remarketing Settlement Date, of Debentures issued in exchange for Securities that were not exchanged pursuant to an Exchange Offer, if any, as specified in
Section 3.11 of the Indenture.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust" has the meaning specified in the Recitals hereto.

          "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Wholly-Owned Restricted Subsidiary" has the meaning specified in the Declaration.


                                   ARTICLE 2

                              TRUST INDENTURE ACT

          SECTION 2.1  Trust Indenture Act; Application.
                       --------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

          SECTION 2.2  Lists of Holders of Securities.
                       ------------------------------

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i), except while the Preferred Securities are represented by one or more Global Securities, at least one Business Day prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of the record date relating to the payment of such Distributions, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3  Reports by the Property Trustee.
                       -------------------------------

          Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 2.4  Periodic Reports to the Property Trustee.
                       ----------------------------------------

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

          SECTION 2.5  Evidence of Compliance with Conditions Precedent.
                       ------------------------------------------------

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6  Trust Enforcement Events; Waiver.
                       --------------------------------

          (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, waive any past Trust Enforcement Event in respect of the Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The foregoing provisions of this Section 26 shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Preferred Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event with respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Preferred Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          SECTION 2.7  Trust Enforcement Event; Notice.
                       -------------------------------

          (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 6.01(i) or 6.01(iii) of the Indenture; or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.


                                   ARTICLE 3

                                 ORGANIZATION

          SECTION 3.1  Name and Organization.
                       ---------------------

          The Trust hereby created is named "Imperial Credit Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.2 Office.
                      ------

          The address of the principal office of the Trust is c/o the Debenture Issuer, 23550 Hawthorne Boulevard, Building One, Suite 110, Torrance California 90505. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

          SECTION 3.3  Purpose.
                       -------

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

          By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

          SECTION 3.4  Authority.
                       ---------

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6(b), provided, that the registration statements referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

          (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

          SECTION 3.5  Title to Property of the Trust.
                       ------------------------------

          Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

          SECTION 3.6  Powers and Duties of the Regular Trustees.
                       -----------------------------------------

          The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than two series of Preferred Securities (which will consist exclusively of the Transfer Restricted Securities and the New Preferred Securities) and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Transfer Restricted Securities and Common Securities on the Closing Date and a one-time issuance of New Preferred Securities pursuant to an exchange offer required pursuant to the Registration Rights Agreement;

          (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Debentures;

               (ii) if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the NASDAQ Stock Market for listing of any Preferred Securities, the Guarantee and the Debentures;

               (iii) if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities, the Guarantee and the Debentures under Section 12(b) of the Exchange Act;

               (iv) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

               (v) execute and deliver a purchase agreement and other related agreements providing for the sale of the Preferred Securities to the Initial Purchaser;

               (vi)   execute and deliver the Registration Rights Agreement;

               (vii)  execute and deliver the Remarketing Agreement;

               (viii) execute and enter into the Indenture;

               (ix)   execute and deliver the Subsidiary Guarantee; and

               (x)    execute and deliver the Senior Notes Guarantee.

          (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), including seeking relief under the federal bankruptcy laws unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures as authorized by the Indenture;

          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section
3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant  to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

          SECTION 3.7  Prohibition of Actions by the Trust and the Trustees.
                       ----------------------------------------------------

          (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii)  possess Trust property for other than a Trust purpose;

               (iv)   make any loans or incur any indebtedness;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets;

               (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

               (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes;

               (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

               (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

          SECTION 3.8  Powers and Duties of the Property Trustee.
                       -----------------------------------------

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", within the meaning of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures.

          (f) The Property Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9  Certain Duties and Responsibilities of the Property
                       ---------------------------------------------------
Trustee.
-------

          (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                    a. the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    b. in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the

                      Property Trustee against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for
                      monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

          SECTION 3.10  Certain Rights of Property Trustee.
                        ----------------------------------

          (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys, fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
                      (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          SECTION 3.11  Delaware Trustee.
                        ----------------

          Notwithstanding any other provision of this Declaration other than
Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

          SECTION 3.12  Execution of Documents.
                        ----------------------

          Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

          SECTION 3.13  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

          SECTION 3.14  Duration of Trust.
                        -----------------

          The Trust shall exist until terminated pursuant to the provisions of
Article 8 hereof.

          SECTION 3.15  Mergers.
                        -------

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

          (b) The Trust may, at the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided, that:

               (i) if the Trust is not the successor, such successor entity (the "Successor Entity") either:

                    a. expressly assumes all of the obligations of the Trust with respect to the Securities; or

                    b. substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Debenture Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

               (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other or organization on which the Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                    a. such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

                    b. following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    c. following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

               (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

               (ix) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.


          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

          SECTION 3.16  Property Trustee May File Proofs of Claim.
                        -----------------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                   ARTICLE 4

                                    SPONSOR

          SECTION 4.1  Responsibilities of the Sponsor.
                       -------------------------------

          In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Debentures;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare any filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ Stock Market for listing, if such filing is determined to be necessary or desirable by the Sponsor;

          (d) to prepare any filing by the Trust with the Commission of a registration statement on Form 8-A, including any amendments thereto, if such filing is determined to be necessary or desirable by the Sponsor;

          (e) to negotiate the terms of a purchase agreement and other related agreements providing for the sale of the Preferred Securities to the Initial Purchaser;

          (f)  to negotiate the terms of the Registration Rights Agreement; and

          (g)  to negotiate the terms of the Remarketing Agreement.

          SECTION 4.2  Indemnification and Expenses of the Trustees.
                       --------------------------------------------

          The Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.


                                   ARTICLE 5

                        TRUST COMMON SECURITIES HOLDER

          SECTION 5.1  Debenture Issuer's Purchase of Common Securities.
                       ------------------------------------------------

          On the Closing Date, the Trust will sell and the Debenture Issuer will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold. The aggregate stated liquidation amount of Common Securities outstanding at any time shall be not less than 3% of the capital of the Trust.

          SECTION 5.2  Covenants of the Common Securities Holder.
                       -----------------------------------------

          For so long as the Preferred Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain, directly or indirectly, 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE 6

                                   TRUSTEES

          SECTION 6.1  Number of Trustees.
                       ------------------

          The number of Trustees initially shall be five, and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided further that
(1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and
(3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

          SECTION 6.2  Delaware Trustee; Eligibility.
                       -----------------------------

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)  a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

          SECTION 6.3  Property Trustee; Eligibility.
                       -----------------------------

          (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i)    not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

          SECTION 6.4  Qualifications of Regular Trustees and Delaware Trustee
                       -------------------------------------------------------
Generally.
---------

          Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 6.5  Initial Regular Trustees.
                       ------------------------

          The initial Regular Trustees shall be:

          Irwin L. Gubman, Kevin E. Villani and Paul B. Lasiter, the business address of all of whom is c/o the Debenture Issuer, 23550 Hawthorne Boulevard, Building One, Suite 110, Torrance California 90505.

          SECTION 6.6  Appointment, Removal and Resignation of Trustees.
                       ------------------------------------------------

          (a) Subject to Section 6.6(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 66 until a successor Trustee possessing the qualifications to act as Property Trustee under Section 3.8(h) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and
6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    a. until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    b. until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor

                      Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

          (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          SECTION 6.7  Vacancies among Trustees.
                       ------------------------

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

          SECTION 6.8  Effect of Vacancies.
                       -------------------

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 6.9  Meetings.
                       --------

          If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

          SECTION 6.10  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.
--------

          Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person, may be merged or converted or with such Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE 7

                                THE SECURITIES

          SECTION 7.1  General Provisions Regarding Securities.
                       ---------------------------------------

          (a) The Regular Trustees shall on behalf of the Trust issue a class of preferred capital securities representing undivided beneficial ownership interests in the assets of the Trust (the "Transfer Restricted Securities"), a class of preferred capital securities to be issued only in exchange for the Transfer Restricted Securities (the "New Preferred Securities," and, together with the Transfer Restricted Securities, the "Preferred Securities"), and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Common Securities").

               (i) Preferred Securities. The Preferred Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $70,000,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Preferred Security. The Transfer Restricted Preferred

                      Securities are hereby designated for identification purposes only as the Remarketed Par Securities, Series A, of the Trust and the New Preferred Securities are hereby designated for identification purposes only as the Preferred Securities, Series B, of the Trust. The Transfer Restricted Preferred Security Certificates and the New Preferred Security Certificates evidencing the Preferred Securities, respectively, shall be substantially in the form of Exhibits A and B to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed or quoted.

               (ii) Common Securities. The Common Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $2,165,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Common Security. The Common Securities are hereby designated for purposes of identification only as the Common Securities of the Trust. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit C to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          (b) Payment of Distributions on, and the Redemption Price of, the Preferred Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and Common Securities; provided, however, that if on any date on which such Distributions or the Redemption Price is payable, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price payable in respect of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of amounts payable on redemption the full amount of the Redemption Price of all of the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

          (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the

Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

          A Certificate representing Preferred Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that such Certificate has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Certificates representing Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the liquidation amount set forth in
Section 7.1(a)(i).

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

          (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, and subject to the terms hereof, fully paid and non-assessable beneficial ownership interests in the assets of the Trust.

          (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

          (g) The holders of the Securities shall have no preemptive or similar rights.

          SECTION 7.2  Distributions.
                       -------------

          (a) Holders of Securities shall be entitled to receive cumulative cash Distributions at the following rates (each, an "Applicable Distribution Rate") of the stated liquidation amount of $1,000 per Security:

          (i) from the Closing Date to but excluding the Remarketing Settlement Date, at the rate per annum equal to 10-1/4% (the "Initial Distribution Rate"); and

          (ii) from the Remarketing Settlement Date, if any, to but excluding the date of redemption, if any, thereof, at the rate per annum (the "Adjusted Distribution Rate") that results from the Remarketing consummated on the Remarketing Settlement Date. The Adjusted Distribution Rate shall not exceed the Maximum Adjusted Distribution Rate.

          At all times, the interest rate payable on the Debentures pursuant to
Section 4.01(c) of the Indenture shall equal the Applicable Distribution Rate.

          (b) (i) Distributions on the Securities shall be cumulative, shall accumulate from the date of initial issuance and shall be payable semi-annually, in arrears, on each June 15 (June 14 in 2002) and December 15, commencing December 15, 1997, and on the Scheduled Remarketing Settlement Date (each, a "Distribution Date"), when, as and if available for payment, by each Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available for the payment of such Distributions in the Property Account. The amount of Distributions payable for any period shall be computed (i) for any full 180-day semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full 180-day semi-annual distribution period for which Distributions are computed, on the basis of a 30-day month and (iii) for periods of less than a month, the actual number of days elapsed per 30-day month. Subject to Section 7.1(b), Distributions shall be made on the Preferred Securities and the Common Securities on a Pro Rata basis.

          (ii) Distributions not paid on the scheduled Distribution Date will accumulate and compound semi-annually at the Applicable Distribution Rate in effect at the beginning of the related interest period ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative Distributions together with any Compounded Distributions.

          (iii) If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of the Payment Amount to Holders, subject to Section 7.1(b).

          (c) Distributions on the Securities shall be payable to the Holders thereof as they appear on the register of the Trust as of the close of business on the June 1 and December 1 next preceding the relevant Distribution Date. The relevant record dates for the Common Securities shall be the same as for the Preferred Securities. At all times, the Distribution Dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with this Declaration. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such payment date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities.

          SECTION 7.3  Redemption of Securities.
                       ------------------------

          (a) Upon the repayment or redemption, in whole or in part, of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b) of this Declaration) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Except with respect to a Special Mandatory Redemption, Holders shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 7.4 below.

          (b) If, at any time, a Special Event shall occur and be continuing, the Regular Trustees may, within 90 days following the occurrence of such Special Event, elect to dissolve the Trust upon not less than 30 nor more than 60 days' notice and, after satisfaction of liabilities to creditors, if any, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

          (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

          (d) If, by 4:00 p.m., New York City time, on any Scheduled Remarketing Date, the Remarketing Agent is unable to remarket, at a price of $1,000 per Preferred Security, all of the Preferred Securities tendered or deemed tendered for purchase in the Remarketing on such Scheduled Remarketing Date, (i) such unsold Preferred Securities shall be exchanged on the related Scheduled Remarketing Settlement Date with the Trust for Debentures having an aggregate principal amount equal to the aggregate liquidation amount of such unsold Preferred Securities and such Debentures shall be immediately redeemed by the Debenture Issuer, unless (ii) as a result of such redemption, less than $25.0 million principal amount of Debentures would remain outstanding, in which latter event, the Debenture Issuer shall redeem on such Scheduled Remarketing Settlement Date all of the outstanding Debentures. In the case of either such redemption (a "Special Mandatory Redemption"), the redemption price of the Debentures shall be 100% of the principal amount of the Debentures so redeemed.

          SECTION 7.4  Redemption Procedures.
                       ---------------------

          (a) Except with respect to a Special Mandatory Redemption (which shall not be governed by this Section 7.4(a)), notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice"), will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4(a), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the register of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in Section 7.4(c) below. The Trust may not redeem the Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Securities then outstanding. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Preferred Securities which has been or is to be redeemed.

          (c) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.4(a) above, if Securities are to be redeemed (including a redemption of Securities following a Special Mandatory Redemption of all of the Debentures), then (i) with respect to Preferred Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date, to the extent funds are available, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of such Preferred Securities and (ii) with respect to Securities not represented by one or more Global Securities, the Trust, to the extent funds are available, will irrevocably deposit with the Paying Agent such funds sufficient to pay the relevant Redemption Price to the Holders of such Securities and will give the Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price by check mailed to the address of the relevant Holder appearing on the register of the Trust on the redemption date. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accumulate at the then Applicable Distribution Rate in effect from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. If notice of redemption has been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit or payment, Distributions will cease to accrue on the Securities called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will cease to be outstanding.

          Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

          (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          SECTION 7.5  Remarketing.
                       -----------

          (a) (i) If the Debenture Issuer receives a Tax Opinion at least 35 Business Days prior to an Election Date, the Debenture Issuer may cancel the Remarketing by giving, to the Property Trustee, the Depositary and the Remarketing Agent, written notice of such cancellation.

          (ii) If the Debenture Issuer does not receive such a Tax Opinion or if the Debenture Issuer does not elect to cancel the Remarketing after receiving such Tax Opinion, the Trust shall give a Notice of Remarketing of the Preferred Securities, substantially in the form attached as, or containing substantially the information contained in, Exhibit D to this Declaration to the Depositary, with copies to the Property Trustee and the Remarketing Agent, not less than 20 nor more than 35 Business Days prior to the Election Date. If the Debenture Issuer is required to redeem Debentures (and thus Preferred Securities) in connection with a Transfer Restricted Security Redemption, Holders of such Preferred Securities shall receive notice of such redemption at or prior to the time when the Notice of Remarketing of the Preferred Securities shall be given to the Depositary, and such Holders shall not tender their Preferred Securities for purchase in the Remarketing.

          (b) Not later than 4:00 P.M., New York City time, on the Election Date, each holder of Preferred Securities may give a Notice of Election, substantially in the form attached as, or containing substantially the information contained in, Exhibit E to this Declaration ("Notice of Election"), to the Property Trustee of its election (i) to retain and not to have all or any portion of the Preferred Securities owned by it remarketed in the Remarketing to be conducted on the Scheduled Remarketing Date or (ii) to tender all or any portion of such Preferred Securities for purchase in such Remarketing (such portion, in either case, shall be in the liquidation amount of $1,000 or any integral multiple thereof). Any Notice of Election given to the Property Trustee shall be irrevocable and may not be conditioned upon the level at which the Adjusted Distribution Rate is established in the Remarketing. Promptly after 4:30 P.M., New York City time, on the Election Date, the Property Trustee, based on the Notices of Election received by it through the Depositary prior to such time, shall notify the Trust, the Debenture Issuer and the Remarketing Agent of the number of Preferred Securities to be retained by Holders and the number of Preferred Securities tendered for purchase in the Remarketing. Under
Section 4 of the Remarketing Agreement, the Company, in its capacity as Debenture Issuer, shall be liable for, and shall pay, any and all costs and expenses incurred in connection with the Remarketing and the Trust shall not be liable for such costs and expenses.

          (c) If any Holder gives a Notice of Election to tender Preferred Securities as described in clause (ii) of Section 7.5(b), the Preferred Securities so subject to such Notice of Election shall be deemed tendered for purchase in the Remarketing, notwithstanding any failure by such Holder to deliver or properly deliver such Preferred Securities to the Remarketing Agent for purchase. If any Holder of Preferred Securities fails timely to deliver a Notice of Election, as described in Section 7.5(b), such Preferred Securities shall be deemed tendered for purchase in the Remarketing, notwithstanding such failure or the failure by such Holder to deliver or properly deliver Preferred Securities to the Remarketing Agent for purchase.

          (d) The right of each Holder to have Preferred Securities tendered for purchase shall be limited to the extent that (i) the Remarketing Agent conducts a remarketing pursuant to the terms of the Remarketing Agreement, (ii) Preferred Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Securities at an Adjusted Distribution Rate that does not exceed the Maximum Adjusted Distribution Rate and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

          (e) Prior to 4:00 P.M., New York City time, on the Scheduled Remarketing Date, the Remarketing Agent shall determine the Adjusted Distribution Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum, if any, not exceeding the Maximum Adjusted Distribution Rate that will enable it to remarket all Preferred Securities tendered or deemed tendered for purchase at a price of $1,000 per Preferred Security. Notwithstanding the foregoing, if the Remarketing Agent is able to remarket some, but is unable to remarket all, of the Preferred Securities tendered or deemed tendered for purchase in the Remarketing, the Adjusted Distribution Rate shall be the highest rate, not exceeding the Maximum Adjusted Distribution Rate, required to remarket the Preferred Securities sold in the

Remarketing. If holders submit Notices of Election to retain all of the Securities then outstanding, the Adjusted Distribution Rate shall be the rate determined by the Remarketing Agent, in its sole discretion, as the rate that would have been established had a Remarketing been held on the Scheduled Remarketing Date with respect to such Notice of Election.

          (f) If the Remarketing Agent is unable to remarket by 4:00 P.M., New York City time, on the Scheduled Remarketing Date, all Preferred Securities tendered or deemed tendered for purchase at a price of $1,000 per Security, each holder that tendered Preferred Securities for sale shall sell a number of Preferred Securities on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based on the number of orders to purchase Preferred Securities in the Remarketing. If the allocation procedures described in the preceding sentence would result in the sale of a fraction of a Preferred Security, the Remarketing Agent shall, in its sole discretion, round up or down the number of Preferred Securities sold by each holder in the Remarketing so that each Preferred Security sold in the Remarketing will be a whole Preferred Security and the total number of Preferred Securities sold equals the total number of Preferred Securities purchased in the Remarketing.

          (g) By approximately 4:30 P.M., New York City time, on the Scheduled Remarketing Date, the Remarketing Agent shall advise, by telephone (i) the Depositary, the Property Trustee, the Debenture Trustee, the Trust and the Sponsor of the Adjusted Distribution Rate determined in the Remarketing and the number of Preferred Securities sold in the Remarketing, (ii) each purchaser (or the Depositary Participant thereof) of the Adjusted Distribution Rate determined in the Remarketing and the number of Preferred Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Scheduled Remarketing Settlement Date in same day funds against delivery of the Preferred Securities purchased through the facilities of the Depositary.

          (h) In accordance with the Depositary's normal procedures, on the Remarketing Settlement Date, the transactions described above with respect to each Preferred Security tendered for purchase and sold in the Remarketing shall be executed through the Depositary, if the Depositary or its nominee is the Holder of such Preferred Securities, as authorized in accordance with Section 7.5(h), and the accounts of the respective Depositary Participants shall be debited and credited and such Preferred Securities delivered by book entry as necessary to effect purchases and sales of such Preferred Securities. The Depositary shall make payment in accordance with its normal procedures.

          (i) If any holder selling Preferred Securities in the Remarketing fails to deliver such Preferred Securities, the Depositary Participant of such selling holder and of any other person that was to have purchased Preferred Securities in the Remarketing may deliver to any such other person a number of Preferred Securities that is less than the number of Preferred Securities that otherwise was to be purchased by such person. In such event, the number of Preferred Securities to be so delivered shall be determined by such Depositary Participant, and delivery of such lesser number of Preferred Securities shall constitute good delivery.

          (j) The Remarketing Agent is not obligated to purchase any Preferred Securities that would otherwise remain unsold in a Remarketing. Neither the Trust, any Trustee, the Sponsor nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Preferred Securities for Remarketing.

          SECTION 7.6  Voting Rights of Preferred Securities.
                       -------------------------------------

          (a) Except as provided under this Article VII and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

          (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.6(d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under the Indenture; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest on the Debentures due and payable; provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

          (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may directly institute a Direct Action on or after the respective due date specified in the Debentures.

          (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes, as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes, as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          (g) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          (h) No vote or consent of the Holders of Preferred Securities shall be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with the Declaration.

          (i) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Debenture Issuer, the Trustees or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding.

          (j) Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Debenture Issuer, as the Holder of all of the Common Securities. If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by a Majority in Liquidation Amount of the Preferred Securities.

          SECTION 7.7  Voting Rights of Common Securities.
                       ----------------------------------

          (a) Except as provided under Section 6.1(b) or this Section 7.7 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities shall have no voting rights.

          (b) The Holders of the Common Securities shall be entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under the Indenture; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.7(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may directly institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

          (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

          (g) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

          SECTION 7.8  Paying Agent.
                       ------------

          In the event that any Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the paying agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. Chase Trust Company of California shall initially act as Paying Agent for the Preferred Securities and the Common Securities. In the event the Property Trustee shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Regular Trustees and the Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Debenture Issuer.

          SECTION 7.9  Transfer of Securities.
                       ----------------------

          (a) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

          (b) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          (c) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (d) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (e) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

          (f) If the Securities are to be redeemed in part (other than pursuant to a Special Mandatory Redemption), the Trust shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 7.4 and ending at the close of business on the day of such mailing, or
(B) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 7.10  Mutilated, Destroyed, Lost or Stolen Certificates.
                        -------------------------------------------------

          If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 7.10, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this

Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 7.11  Deemed Security Holders.
                        -----------------------

          The Trustees may treat the Person in whose name any Certificate shall be registered on register of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          SECTION 7.12  Global Securities.
                        -----------------

          The Transfer Restricted Securities shall be, and the New Preferred Securities may be, issued as Global Securities, Preferred Securities are to be issued in the form of one or more Global Securities, then the Trust shall execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Preferred Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Preferred Securities or the nominee of such Depositary, and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

          "This Remarketed Preferred Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Remarketed Preferred Security is exchangeable for Remarketed Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Remarketed Preferred Security (other than a transfer of this Remarketed Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Remarketed Preferred Security Certificate is presented by an authorized representative of the Depositary to Imperial Credit Capital Trust I or its agent for registration of transfer, exchange or payment, and any Remarketed Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

          Preferred Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this Section 7.12 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such Preferred Securities not represented by a Global Security to the persons in whose names such definitive Preferred Securities are so registered.

          At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Preferred Securities not represented by a Global Security, redeemed, cancelled or transferred to a transferee who receives Preferred Securities not represented by a Global Security therefor or any Preferred Security not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

          The Trust and the Property Trustee may for all purposes, including the making of payments due on the Preferred Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; provided, that no such agreement shall give any rights to any person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of Preferred Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Depositary or its nominee.

          If at any time the Depositary for any Preferred Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such Preferred Securities or if at any time the Depositary for such Preferred Securities shall no longer be eligible under this Section 7.12, the Trust shall appoint a successor Depositary with respect to such Preferred Securities. If a successor Depositary for such Preferred Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Preferred Securities be represented by one or more Global Securities shall no longer be effective and the Trust shall execute, and the Property Trustee will authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Preferred Securities representing such Preferred Securities in exchange for such Global Security or Preferred Securities.

          After a Remarketing, the Trust may at any time and in its sole discretion determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Preferred Securities. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Preferred Securities representing such Preferred Securities, in exchange for such Global Security or Preferred Securities.

          Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.9), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          Interests of beneficial owners in a Global Security may be transferred or exchanged for Preferred Securities not represented by a Global Security and Preferred Securities not represented by a Global Security may be transferred or exchange for Global Securities in accordance with rules of the Depositary and the provisions of Section 7.14.

          Any Preferred Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Preferred Securities are subject.

          Any Preferred Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Preferred Securities are subject.

          SECTION 7.13  Restrictive Legend.
                        ------------------

          (a) Each Global Security and Preferred Security not represented by a Global Security that constitutes a Restricted Security shall bear the following legend (the "Private

Placement Legend") on the face thereof until two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Preferred Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), unless otherwise agreed by the Trust and the Holder thereof:

          "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE TRUST THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES (II)(D) AND (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE PROPERTY TRUSTEE FOR SUCH REMARKETED PREFERRED SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE."

          Any Preferred Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of
Section 7.14(b) and surrender of such Preferred Security for exchange to the Preferred Security Registrar in accordance with the provisions of this Section 7.13(a), be exchanged for a new Preferred Security or Preferred Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 7.13(a).

          Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Property Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Company and the Property Trustee to the effect that such security will no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form, the Preferred Security registrar or co-registrar shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in
Section 7.13(a), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such Preferred Security shall no longer be subject to the restrictions contained in the legend set forth in Section 7.13(a) (but still subject to the other provisions hereof). In addition, any Preferred Security (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 7.13(a) have expired by their terms, may, upon surrender thereof (in accordance with terms of this Indenture) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Property Trustee and in form acceptable to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Company and the Property Trustee as either of them may reasonably require, be exchanged for a new Preferred Security or Preferred Securities of like tenor and aggregate liquidation amount, which shall not bear the restrictive legends set forth in Section 7.13(a).

          SECTION 7.14  Special Transfer Provisions.
                        ---------------------------

          (a) At any time after the Remarketing Settlement Date at the request of the Beneficial Owner of a Preferred Security in global form, such Beneficial Owner shall be entitled to obtain a definitive Preferred Security upon written request to the Property Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee for the issuance thereof. Any transfer after the Remarketing Settlement Date of a beneficial interest in a Preferred Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Preferred Security or Preferred Securities registered in the name of the transferee (or its nominee) on the books maintained by the Security Registrar. With respect to any such transfer, the Property Trustee shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee, the aggregate liquidation amount of the Global Security to be reduced and, following such reduction, the Property Trustee shall cause definitive Preferred Securities in the appropriate aggregate liquidation amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Declaration to be delivered. In connection with any such transfer, the Property Trustee may request such representations and agreements relating to the restrictions on transfer of such Preferred Securities from such transferee (or such transferee's nominee) as the Property Trustee may reasonably require.

          (b) So long as the Preferred Securities are eligible to be held as Global Preferred Securities, or unless otherwise required by law, upon any transfer of a definitive Preferred Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Preferred Security being so transferred, together with a certification from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Property Trustee), the Property Trustee shall make an endorsement on the Restricted Global Security to reflect an increase in the aggregate liquidation amount of the Restricted Global Security, and the Property Trustee shall cancel such definitive Preferred Security and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustees, the aggregate liquidation amount of Preferred Securities represented by the Restricted Global Security to be increased accordingly.

          (c) So long as the Preferred Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Preferred Security in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Preferred Security or Preferred Securities being so transferred, together with a certification from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Preferred Securities Act (or other evidence satisfactory to the Property Trustee), the Property Trustee shall make an endorsement on the Regulation S Global Security to reflect an increase in the aggregate liquidation amount of the Preferred Securities represented by the Regulation S Global Security, the Property Trustee shall cancel such definitive Preferred Security or Preferred Securities and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee, the aggregate liquidation amount of Preferred Securities represented by the Regulation S Global Security to be increased accordingly.

          (d) If a holder of a beneficial interest in the Restricted Global Security wishes at any time to exchange its interest in the Restricted Global Security for an interest in the Regulation S Global Security, or to transfer its interest in the Restricted Global Security to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Security, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Property Trustee, as transfer agent of (1) instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Security, directing the Property Trustee (via
DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Preferred Securities Act (or other evidence satisfactory to the Property Trustee), the Property Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred from the relevant participant, and the Property Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the liquidation amount of such Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Security equal to the reduction in the liquidation amount of such Restricted Global Security.

          (e) If a holder of a beneficial interest in the Regulation S Global Security wishes at any time to exchange its interest in the Regulation S Global Security for an interest in the Restricted Global Security, or to transfer its interest in the Regulation S Global Security to a person who wishes to take delivery thereof in the form of an interest in the Restricted Global Security, such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Restricted Global Security. Upon receipt by the Property Trustee, as transfer agent of (l) instructions given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Security directing the Property Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Security in an amount equal to the beneficial interest in the Regulation S Global Security to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Security reasonably believes that the person acquiring such interest in the Restricted Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Property Trustee), the Property Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Regulation S Global Security to be exchanged or transferred, and the Property Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the liquidation amount of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in the Regulation S Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the liquidation amount of the Regulation S Global Security. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 7.14(e) will no longer apply to such exchanges and transfers.

          (f) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

          (g) Prior to or on the 40th day after the later of the commencement of the offering of the Preferred Securities and the Closing Date (the "Restricted Period"), beneficial interests in a Regulation S Global Security may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear and Cedel acting for and on behalf of them, unless delivery is made through the Restricted Global Security in accordance with the certification requirements hereof.
During the Restricted Period, interests in the Regulation S Global Security, may be exchanged for interests in the Restricted Global Security or for definitive Preferred Securities only in accordance with the certification requirements described above.

          SECTION 7.15  Change of Control.
                        -----------------

          Upon the occurrence of a Change of Control on or prior to the Remarketing Settlement Date, each holder of Preferred Securities will have the right to require the Trust to cause all or any part (equal to $1,000 liquidation amount or any integral multiple thereof) of the Preferred Securities to be exchanged for an equivalent principal amount of Debentures. Promptly thereafter, such Debentures shall be repurchased by the Debenture Issuer, as described below (the "Change of Control Offer"), at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (the "Change of Control Payment").

          Within 10 days following any Change of Control, the Debenture Issuer shall notify the Trust of such Change of Control and the Trust shall mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to exchange the Preferred Securities for the Debentures pursuant to the procedures required by the

Declaration and described in such notice. The Trust and the Debenture Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the exchange of the Preferred Securities and the repurchase of the Debentures as a result of a Change of Control.

          The Change of Control Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Change of Control Offer Period"). No later than five Business Days after the termination of the Change of Control Offer Period (the "Change of Control Purchase Date"), the Trust shall accept all Preferred Securities tendered in response to the Change of Control Offer and the Debenture Issuer shall repurchase all Debentures exchanged for such Preferred Securities. Payment for the Debentures exchanged for any Preferred Securities so accepted shall be made in the same manner as interest payments are made under the Indenture.

          On the Change of Control Purchase Date, the Trust shall, to the extent lawful, (a) accept for exchange all Preferred Securities or portions thereof properly tendered pursuant to the Change of Control Offer, (b) deliver or cause to be delivered to the Property Trustee the Securities so accepted together with a certificate of the Regular Trustees stating the aggregate liquidation amount of Securities or portions thereof being exchanged by the Trust and (c) the Trust shall then exchange, for such Preferred Securities, Debentures having an equivalent aggregate principal amount. The Debenture Issuer will promptly deposit with the Indenture Trustee an amount equal to the Change of Control Payment in respect of all Preferred Securities or portions thereof so exchanged. The Indenture Trustee shall promptly mail to each holder of Preferred Securities so exchanged the Change of Control Payment for such Preferred Securities, and the Trust shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Preferred Security equal in liquidation amount to any unexchanged portion of the Preferred Securities surrendered, if any; provided that each such new Preferred Securities will be in a liquidation amount of $1,000 or an integral multiple thereof. The Trust and the Debenture Issuer shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.


          SECTION 7.16  Asset Sales
                        -----------

          If the aggregate amount of Excess Proceeds under Section 4.07 of the Indenture exceeds $5.0 million, the Trust shall be required to make an offer to all holders of Preferred Securities (an "Asset Sale Offer") to exchange, for such Preferred Securities the maximum principal amount of Debentures that may be exchanged under Section 4.07 of the Indenture out of the Excess Proceeds, which Debentures shall then be repurchased by the Debenture Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

          An Asset Sale Offer will remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Asset Sale Offer Period"). No later than five Business Days after the termination of the Asset Sale Offer Period (the "Asset Sale Purchase Date"), the Trust will accept for exchange up to the liquidation amount of Preferred Securities required to be exchanged pursuant to this Section (the "Asset Sale Offer Amount") or, if less than the Asset Sale Offer Amount has been tendered, all Preferred Securities tendered in response to the Asset Sale Offer.

          If the Asset Sale Purchase Date is on or after a Distribution record date and on or before the related Distribution payment date, any accumulated and unpaid Distributions and Additional Distributions, if any, shall be paid to the Person in whose name a Preferred Security is registered at the close of business on such record date, and no additional Distributions or Additional Distributions, if any, shall be payable to holders who tender Preferred Securities pursuant to the Asset Sale Offer.

          On or before the Asset Sale Purchase Date, the Trust shall, to the extent lawful, accept for exchange, on a pro rata basis to the extent necessary, the Asset Sale Offer Amount of Preferred Securities or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Asset Sale Offer Amount has been tendered, all Preferred Securities tendered, and the Regular Trustees shall deliver to the Property Trustee a certificate stating that such Preferred Securities or portions thereof were accepted for exchange by the Trustee in accordance with the terms of this covenant. Promptly following such exchange, the Debenture Issuer shall (but in any case not later than five days after the Asset Sale Purchase Date) mail or deliver to each tendering holder an amount equal to the purchase price of the Debentures exchanged with such holder by the Trust, and the Trust shall promptly issue a new Preferred Security, and the Trust shall authenticate and mail or deliver such new Preferred Security to such holder, in a liquidation amount equal to any unexchanged portion of the Preferred Security surrendered. Any Preferred Security not so accepted shall be promptly mailed or delivered by the Trust to the holder thereof. The Trust and the Debenture Issuer shall publicly announce the results of the Asset Sale Offer on the Asset Sale Purchase Date.



                                   ARTICLE 8

                     DISSOLUTION AND TERMINATION OF TRUST

          SECTION 8.1  Dissolution and Termination of Trust.
                       ------------------------------------

          (a)  The Trust shall dissolve upon the earliest of:

               (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

               (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; and the filing of a certificate of cancellation with respect to the Trust after obtaining the consent of the Holders of at least a Majority in Liquidation Amount of the Securities to the filing of a certificate of cancellation with respect to the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) the entry of a decree of judicial dissolution of the Sponsor or the Trust;

               (iv) the time when all of the Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Securities;

               (v) upon the election of the Regular Trustees, following the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities, and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

               (vi) the time when all of the Regular Trustees and the Sponsor shall have consented to termination of the Trust provided such action is taken before the issuance of any Securities.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 81 and upon completion of the winding up and liquidation of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 39 and Article 10 shall survive the termination of the Trust.

          SECTION 8.2  Liquidation Distribution Upon Dissolution of the Trust.
                       ------------------------------------------------------

          (a) In the event of any voluntary or involuntary dissolution, winding-up and liquidation of the Trust (each a "Liquidation"), the Holders of the Preferred Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of the Trusts' liabilities to creditors, if any, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the distribution rate of, and accrued and unpaid distributions equal to accrued and unpaid distributions on, such

Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Preferred Securities except that if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.


                                   ARTICLE 9

                          LIMITATION OF LIABILITY OF
              HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

          SECTION 9.1  Liability.
                       ---------

          (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor:

               (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 9.2  Exculpation.
                       -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 9.3  Fiduciary Duty.
                       --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to an other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 9.4  Indemnification.
                       ---------------

          (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii)  Any indemnification under paragraphs (i) and (ii) of this
Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

          (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

          (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) (a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

          (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

          (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

          (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) an Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

          SECTION 9.5  Outside Businesses.
                       ------------------

          Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                  ARTICLE 10

                                  ACCOUNTING

          SECTION 10.1  Fiscal Year.
                        -----------

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 10.2  Certain Accounting Matters.
                        --------------------------

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 10.3  Banking.
                        -------

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

          SECTION 10.4  Withholding.
                        -----------

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE 11

                            AMENDMENTS AND MEETINGS

          SECTION 11.1  Amendments.
                        ----------

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Sponsor, the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees), the Property Trustee and the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                    a. an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    b. an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (iii)  to the extent the result of such amendment would be to:

                    a. cause the Trust to be classified other than as a grantor trust for United States federal income tax purposes;

                    b. reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                    c. cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would (i) adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise or (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration or
(iii) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (iv) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, then the holders of the Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Securities affected thereby; provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of such class of Securities.

          (d) Section 7.9 and this Section 111 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (f) The rights of the Holders of the Common Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (g) Notwithstanding Section 111, this Declaration without the consent of the Holders of the Securities to:

               (i)    cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor;

               (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; or

               (v) to modify, eliminate and add to any provision of this Declaration to ensure that the Trust will be classified as a grantor trust for U.S. federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that such modification, elimination or addition would not adversely affect in any material respect the rights, privileges or preferences of any Holder of the Securities.

          SECTION 11.2  Meetings of the Holders of Securities; Action by Written
                        --------------------------------------------------------
Consent.
-------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE 12

                 REPRESENTATIONS OF PROPERTY DELAWARE TRUSTEE
                             AND DELAWARE TRUSTEE

          SECTION 12.1  Representations and Warranties of the Property Trustee.
                        ------------------------------------------------------

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b)  the Property Trustee satisfies the requirements set forth in
Section 6.3(a);

          (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

          (e) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

          SECTION 12.2  Representations and Warranties of the Delaware Trustee.
                        ------------------------------------------------------

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a)  the Delaware Trustee satisfies the requirements set forth in
Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

          (c) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is require for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                  ARTICLE 13

                                 MISCELLANEOUS

          SECTION 13.1  Notices.
                        -------

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

          (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

          (e) if given to any other Holder, at the address set forth on the register of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 13.2  Governing Law.
                        -------------

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

          SECTION 13.3  Intention of the Parties.
                        ------------------------

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

          SECTION 13.4  Headings.
                        --------

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 13.5  Successors and Assigns.
                        ----------------------

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          SECTION 13.6  Partial Enforceability.
                        ----------------------

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 13.7  Counterparts.
                        ------------

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                       IMPERIAL CREDIT INDUSTRIES, INC.,
                                        as Sponsor and Common Securities Holder


                                       BY: /s/ H. Wayne Snavely
                                          ______________________________________
                                       Name:  H. Wayne Snavely
                                       Title: Chairman


                                       CHASE TRUST COMPANY OF CALIFORNIA
                                        as Property Trustee


                                       BY: /s/ Hans H. Helley
                                          ______________________________________
                                       Name:  Hans H. Helley
                                       Title: Assistant Vice President


                                       CHASE MANHATTAN BANK DELAWARE
                                        as Delaware Trustee


                                       BY: /s/ John J. Cashin
                                          ______________________________________
                                       Name:  John J. Cashin
                                       Title: Vice President


                                       IRWIN L. GUBMAN
                                       as Regular Trustee


                                       BY: /s/ Irwin L. Gubman
                                          ______________________________________


                                       KEVIN E. VILLANI
                                       as Regular Trustee


                                       BY: /s/ Kevin E. Villani
                                          ______________________________________


                                       PAUL B. LASITER
                                       as Regular Trustee


                                       BY: /s/ Paul B. Lasiter
                                          ______________________________________

                                                                       EXHIBIT A

          This Remarketed Par Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Remarketed Par Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Remarketed Par Security (other than a transfer of this Remarketed Par Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depository to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Remarketed Par Security Certificate is presented by an authorized representative of the Depositary to Imperial Credit Capital Trust I or its agent for registration of transfer, exchange or payment, and any Remarketed Par Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1                         NUMBER OF REMARKETED PAR SECURITIES:
CUSIP NO. _______

               CERTIFICATE EVIDENCING REMARKETED PAR SECURITIES
                                      OF
                        IMPERIAL CREDIT CAPITAL TRUST I

                      REMARKETED PAR SECURITIES, SERIES A
                                    (ROPES)
                   (LIQUIDATION AMOUNT $1,000 PER SECURITY)

          Imperial Credit Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of ___ remarketed par securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Remarketed Par Securities, Series A (liquidation amount $1,000 per Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 9, 1997 (as the same may be amended from time to time (the "Declaration"), among Imperial Credit Industries, Inc., as Sponsor (the "Sponsor"), Irwin L. Gubman, Kevin E. Villani and Paul B. Lasiter, as Regular Trustees, Chase Trust Company of California, as Property Trustee, and Chase Manhattan Bank Delaware, as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given to them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of June, 1997.

IMPERIAL CREDIT CAPITAL TRUST I


                                       By:______________________________________
                                       Name:
                                       Title: Regular Trustee



          This is one of the Securities referred to in the within-mentioned Declaration.


                                       CHASE TRUST COMPANY OF CALIFORNIA


                                       By:______________________________________
                                       Name:
                                       Title:

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Preferred Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                  [CHECK ONE]
                                   ---------

(1)  __   to the Sponsor or a subsidiary thereof; or

(2)  __   pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3)  __   outside the United States to a "foreign person" in compliance with
          Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4)  __   pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(5)  __   pursuant to an effective registration statement under the Securities
          Act of 1933, as amended; or

(6)  __   pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustees will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or
(6) is checked, the Sponsor or the Trustees may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustees or the Sponsor has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustees or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 7.12 of the Declaration shall have been satisfied.


Dated: __________________         Signed:_______________________________________
                                    (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:______________

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Sponsor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________               __________________________________________________
                              NOTICE:  To be executed by an executive officer

                                                                       EXHIBIT B

          This Preferred Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to Imperial Credit Capital Trust I or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1                           NUMBER OF PREFERRED SECURITIES:
CUSIP NO. _______

                  CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                      OF
                        IMPERIAL CREDIT CAPITAL TRUST I

                        PREFERRED SECURITIES, SERIES B
                   (LIQUIDATION AMOUNT $1,000 PER SECURITY)

          Imperial Credit Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of ___ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Preferred Securities, Series B (liquidation amount $1,000 per Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 9, 1997 (as the same may be amended from time to time (the "Declaration"), among Imperial Credit Industries, Inc., as Sponsor (the "Sponsor"), Irwin L. Gubman, Kevin E. Villani and Paul B. Lasiter, as Regular Trustees, Chase Trust Company of California, as Property Trustee, and Chase Manhattan Bank Delaware, as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given to them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for all United States income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ___________, 20__.

                                       IMPERIAL CREDIT CAPITAL TRUST I


                                       By:______________________________________
                                       Name:
                                       Title: Regular Trustee


          This is one of the Securities referred to in the within-mentioned Declaration.





                                       By:______________________________________
                                       Name:
                                       Title:

                                                                       Exhibit C

                     THIS CERTIFICATE IS NOT TRANSFERABLE


CERTIFICATE NO. 1                            NUMBER OF COMMON SECURITIES:  ____

                   CERTIFICATE EVIDENCING COMMON SECURITIES
                                      OF
                        IMPERIAL CREDIT CAPITAL TRUST I

                               COMMON SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)


          Imperial Credit Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that IMPERIAL CREDIT INDUSTRIES, INC. (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 9, 1997 (as the same may be amended from time to time, the "Declaration"), among Imperial Credit Industries, Inc., as Sponsor, Irwin L. Gubman, Kevin E. Villani and Paul B. Lasiter, as Regular Trustees, Chase Trust Company, as Property Trustee and Chase Manhattan Bank, as Delaware Trustee. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for all United States income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of June, 1997.

                                       IMPERIAL CREDIT CAPITAL TRUST I


                                       By:____________________________________
                                       Name:
                                       Title: Regular Trustee

                                                                       EXHIBIT D



                             NOTICE OF REMARKETING
                                      OF
                     REMARKETED PAR SECURITIES, SERIES A,
                                      OF
                        IMPERIAL CREDIT CAPITAL TRUST I


     HOLDERS MUST RETURN, NO LATER THAN 4:00 P.M., NEW YORK CITY TIME, ON ___________ ___, ____, A NOTICE OF ELECTION REGARDING THEIR DECISION TO TENDER OR NOT TO TENDER THEIR REMARKETED PAR SECURITIES FOR PURCHASE IN THE REMARKETING. IF A HOLDER DOES NOT RETURN A NOTICE OF ELECTION BY SUCH TIME, THE REMARKETED PAR SECURITIES OWNED BY SUCH HOLDER SHALL BE DEEMED TO BE TENDERED FOR PURCHASE IN THE REMARKETING.


                                                          ________ ___, 2002


          Holders of Remarketed Par Securities, Series A (the "Securities"), of Imperial Credit Capital Trust I, a Delaware statutory business trust (the "Trust"), are hereby given notice of remarketing of the Preferred Securities (the "Remarketing") on June 9, 2002 (the "Scheduled Remarketing Date"). For your information, we are also enclosing:

     (i) an [Offering Memorandum], dated _____ __, 2002, relating to the Preferred Securities and the Remarketing; and

     (ii) a Notice of Election (together with the Offering Memorandum, the "Remarketing Materials").

          HOLDERS ARE URGED TO READ THESE MATERIALS IN THEIR ENTIRETY. THE FOLLOWING SUMMARY OF THE REMARKETING MATERIALS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE REMARKETING MATERIALS.

          On the Scheduled Remarketing Date, Lehman Brothers Inc. (the "Remarketing Agent") will use commercially reasonable efforts to remarket, at a price equal to 100% of the liquidation amount thereof, Preferred Securities tendered or deemed tendered for purchase in the Remarketing. Prior to 4:00 P.M., New York City time, on the Scheduled Remarketing Date, the Remarketing Agent will determine the distribution rate to apply to the Preferred Securities following the Remarketing (the "Adjusted Distribution Rate"), which will be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum, not exceeding ____ % per annum (the "Maximum Adjusted Distribution Rate"), that will enable it to remarket all Preferred Securities tendered or deemed tendered for remarketing at a price of $1,000 per Preferred Security. Notwithstanding the foregoing, (i) if the Remarketing Agent is able to remarket some, but is unable to remarket all, of the Preferred Securities tendered or deemed tendered for purchase in the Remarketing, the Adjusted Distribution Rate will be the highest rate, not exceeding the Maximum Adjusted Distribution Rate, required to remarket the Preferred Securities sold in the Remarketing and (ii) if the Remarketing Agent is not able to remarket any Preferred Securities tendered or deemed tendered in the Remarketing, the Adjusted Distribution Rate will be the Maximum Adjusted Distribution Rate. If the purchases and sales of Preferred Securities pursuant to the Remarketing are not consummated on June 9, 2002, the distribution rate on the Preferred Securities will be increased as described in the Offering Memorandum.

          Each holder is being given the opportunity to complete the enclosed Notice of Election and indicate irrevocably, no later than 4:00 P.M., New York City time, on June 9, 2002, whether it wishes (i) to retain and not to have all or any portion of the Preferred Securities owned by it remarketed in the Remarketing to be conducted on the Scheduled Remarketing Date or (ii) to tender all or any portion of such Preferred Securities for purchase in the Remarketing (such portion, in either case, is required to be in the liquidation amount of $1,000 or any integral multiple thereof). Any Notice of Election given to the Property Trustee will be irrevocable and may not be conditioned upon the level at which the Adjusted Distribution Rate is established in the Remarketing. IF ANY HOLDER OF PREFERRED SECURITIES FAILS TIMELY TO DELIVER SUCH NOTICE OF ELECTION, THE PREFERRED SECURITIES OWNED BY IT WILL BE DEEMED TO BE TENDERED FOR PURCHASE IN THE REMARKETING.

          Any holder of Preferred Securities that desires to continue to hold a number of Preferred Securities, but only if the Adjusted Distribution Rate is not less than a specified rate per annum, should submit a Notice of Election to tender such Preferred Securities and separately notify the Remarketing Agent of its interest at the telephone number set forth below. If such holder so notifies the Remarketing Agent, the Remarketing Agent will give priority to such holder's purchase of such number of Preferred Securities in the Remarketing, provided that the Adjusted Distribution Rate is not less than such specified rate.

          [Include description of procedures for completing and returning the Notice of Election].

          If the Remarketing Agent is unable to remarket all Preferred Securities tendered or deemed tendered for purchase in the Remarketing at a price of $1,000 per Preferred Security, on the third Business Day following the Remarketing (i) such unsold Preferred Securities shall be exchanged with the Trust for Resettable Rate Debentures, Series A, of Imperial Credit Industries, Inc. (the "Debentures") having an aggregate principal amount equal to the aggregate liquidation amount of such unsold Preferred Securities and such Debentures shall be immediately redeemed by ______ unless (ii) as a result of such redemption, less than $______ principal amount of Debentures would remain outstanding, in which event, ______ is required to redeem all of the Debentures. In either case (a "Special Mandatory Redemption"), the redemption price of the Debentures will be 100% of the aggregate principal amount of the Debentures so redeemed. AS A RESULT OF SUCH SPECIAL MANDATORY REDEMPTION, ALL PREFERRED SECURITIES TENDERED OR DEEMED TENDERED FOR PURCHASE IN THE REMARKETING WILL BE PURCHASED IN THE REMARKETING OR REDEEMED ON THE REMARKETING SETTLEMENT DATE.

          [Include description of where questions or requests for assistance should be directed.]

                                            Very truly yours,


                                            IMPERIAL CREDIT
                                            CAPITAL TRUST I


                 The Remarketing Agent for the Remarketing is:

                             LEHMAN BROTHERS INC.
                          [Address and phone number]

                                                   EXHIBIT E


                    NOTICE OF ELECTION TO TENDER OR RETAIN
                  REMARKETED PREFERRED SECURITIES, SERIES A,
                                      OF
                        IMPERIAL CREDIT CAPITAL TRUST I


     THIS NOTICE OF ELECTION MUST BE SUBMITTED TO ________________ AT ________________ NO LATER THAN 4:00 P.M., NEW YORK CITY TIME, ON _______
     __, ____. IF A HOLDER DOES NOT RETURN A NOTICE OF ELECTION BY SUCH TIME, THE REMARKETED PREFERRED SECURITIES OWNED BY SUCH HOLDER SHALL BE DEEMED TO BE TENDERED FOR PURCHASE IN THE REMARKETING.


     1. The undersigned holder of Remarketed Preferred Securities, Series A (the "Preferred Securities"), issued by Imperial Credit Capital Trust I, a Delaware statutory business trust (the "Trust"), hereby elects [CHECK APPROPRIATE BOX OR BOXES]:


[_] To tender $__________ aggregate liquidation amount of its Preferred Securities for purchase in the Remarketing of the Preferred Securities on _______ __, ____. [insert the total liquidation amount of all Preferred Securities held by holder or, if holder elects to tender only a portion of such Preferred Securities, the liquidation amount of such portion, which must be $1,000 or any integral multiple thereof].


[_] To retain, and to direct the Trust and the Remarketing Agent not to remarket in the Remarketing, $__________ aggregate liquidation amount of its Preferred Securities [insert the total liquidation amount of all Preferred Securities held by holder or, if holder elects to retain only a portion of such Preferred Securities, the liquidation amount of such portion, which must be $1,000 or any integral multiple thereof].

     2. After its execution and delivery by the undersigned to ___________, this Notice of Election shall be irrevocable.

     3. If the undersigned elects to tender all or any portion of its Preferred Securities, the undersigned understands that its right to have its Preferred Securities tendered for purchase shall be limited to the extent that
(i) the Remarketing Agent conducts a Remarketing as described in the Remarketing Agreement, (ii) Preferred Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Securities at an Adjusted Distribution Rate that does not exceed ___% per annum and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

     4. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Offering Memorandum, dated __________ __, ____ (the "Offering Memorandum").

          The undersigned hereby acknowledges receipt of the Notice of Remarketing, dated __________ __, ____, and the Offering Memorandum.

Dated:  _______ __, ____
                                       _________________________________________

                                       Name of holder of Preferred Securities as it is appears on the register of Imperial Credit Capital Trust I, in every particular, without alteration, enlargement or any change whatsoever

____________________________
Witness